                                                                  EXHIBIT 10.16

                               GUARANTY AGREEMENT


To: CAISSE NATIONALE DE CREDIT AGRICOLE, NEW YORK BRANCH


     FOR VALUE RECEIVED, and in order to induce CAISSE NATIONALE DE CREDIT AGRICOLE, NEW YORK BRANCH ("Bank") to extend or continue credit to OLEFINS MARKETING INC., A DELAWARE CORPORATION OR JLM INTERNATIONAL INC., A DELAWARE CORPORATION (each a "Customer" and together the "Customers"), the undersigned hereby guarantees, absolutely and unconditionally, the due and punctual payment to the Bank of all debts and liabilities at any time owing by the Customers to the Bank (for its own account or as agent or trustee), whether now existing or hereafter incurred, whether created directly or indirectly or acquired by assignment or otherwise, whether matured or unmatured, whether absolute or contingent, whether characterized as principal, premium, interest, additional interest, fees, expenses or otherwise, whether the Customers be bound singly or with any others and whether as principal or surety (all such debts and liabilities being hereinafter called the "Liabilities").

     THE UNDERSIGNED HEREBY FURTHER AGREES WITH THE BANK AS FOLLOWS:

     1. From time to time, before or after any default by the Customers or any notice of termination of this guarantee, (a) any collateral security (which term as used herein includes other guarantees) at any time held by or available to the bank in respect of the Liabilities or in respect of any guarantee of the Liabilities may be sold, exchanged, subordinated, surrendered or released in whole or in part, (b) any obligation of the Customers or of any other guarantor of the Liabilities may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, subordinated, waived or released, in whole or in part, or any default with respect thereto waived, (c) the Bank may set off, may refrain from setting off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Customers or of any such guarantor may take or refrain from taking or from perfecting any collateral security and may exercise or refrain from exercising any rights against the Customers or others, (d) the Bank may extend or refrain from extending further credit in any manner whatsoever to, may accept compositions from and may otherwise generally deal with, the Customers and others and with any collateral security as the Bank may, in its sole and absolute discretion, determine and (e) the Bank may apply all moneys at any time received from the Customers or from others any collateral security in such manner, in such amounts and against such part of the Liabilities (including Liabilities not covered by this Guaranty) as the Bank, in its sole and absolute discretion, deems appropriate, all without in any way limiting, diminishing or affecting the liability of the undersigned under this Guaranty and without imposing any obligation or trust upon the Bank, and no loss of or in respect of any collateral security, whether caused by the negligence of the Bank or otherwise, shall in any way limit, diminish or affect the liability of the undersigned under this Guaranty.

     2. This Guaranty constitutes a Guaranty of payment and not of collection, and the Bank shall not be obligated to initiate, pursue or exhaust any form of recourse or obtain any judgment against the Customers or others (including, without limitation, any other guarantor of the Liabilities) or to realize upon or exhaust any collateral security held by or available to it or any deposit account or credit on its books before being entitled to payment from the undersigned hereunder. The liability of the undersigned hereunder shall not be limited, diminished or affected by (a) any failure by the Bank to file or enforce any claim against the estate (in administration, bankruptcy or otherwise) of the Customers or others, (b) the fact that recovery from the Customers or any other person is barred by any statute of limitations or for any other reason or (c) any other circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety. The undersigned hereby unconditionally and irrevocably waives diligence, presentment, protest, notice of dishonor or protest, demand for payment upon the Customers or the undersigned, notice of acceptance of this Guaranty, notice of any addition to or increase or decrease in the Liabilities and all other notices and demands of any nature whatsoever. The undersigned shall have no right to be subrogated to any rights of the Bank until the Bank shall have received payment in full of the Liabilities. So long as any portion of the Liabilities hereby guaranteed have been declared to be due by the Bank and for a period of at least 366 days thereafter, whether or not the Liabilities of the Customers have been satisfied, the undersigned shall not exercise any right to recover the amount of any payment made by it to the Bank by way of subrogation, reimbursement, contribution, indemnity or otherwise arising by contract or operation of law and the undersigned shall not exercise its rights to recourse to or make any claim or enforce any security or other right or claim against the Customers in respect of any payment to the Bank pursuant to this Guaranty. The exercise of all such rights are expressly deferred by the undersigned for the aforesaid period. The undersigned shall make no claim in any insolvency or liquidation proceeding regarding the Customers in competition with the Bank.

     3. The liability of the undersigned under this Guaranty shall be reinstated and revived with respect to any amount at any time paid to or for the account of the Bank in respect of the Liabilities and which thereafter is restored or returned by the Bank to the Customers or any trustee, receiver or similar official upon the bankruptcy, insolvency or reorganization of the Customers or for any other reason, all as though such amount had not been paid to the Bank.


     4. Upon default by the Customers under any of the Liabilities, all debts and liabilities of the Customers to the undersigned, whether now existing or hereafter incurred, whether created directly or acquired by the undersigned by assignment or otherwise, whether matured or unmatured, whether absolute or contingent, whether characterized as principal, premium, interest, additional interest, fees, expenses or otherwise, whether the Customers be bound singly or with any others and whether as principal or surety and held as a trustee are hereby subordinated and postponed to the Liabilities, and all moneys received by the undersigned in respect thereof shall be received and held as a trustee in trust for the Bank and forthwith upon receipt shall be paid over to the Bank, without in any way limiting or affecting the liability of the undersigned under this Guaranty.

     5. This Guaranty shall not be affected by any change in the name of the Customers or in the membership of the Customers's firm through the death or retirement of one or more partners, if a partnership, or the introduction of one or more new partners or otherwise, or by the acquisition of the Customers's business by any person, firm or corporation, or by any change whatsoever in the objects, capital structure or constitution of the Customers, or by any merger, amalgamation or consolidation of the Customers with any corporation or other person, or by any dissolution or liquidation of the Customers, but shall notwithstanding the happening of any such event, continue to apply to all the Liabilities whether theretofore or thereafter incurred, and in this Guaranty the word "Customers" shall include every such person, firm, partner and corporation and all successors of the Customers.

     6. All moneys, advances, renewals and credit borrowed or obtained from the Bank by the Customers shall be included in the Liabilities, notwithstanding (a) any lack or limitation of status or power, (b) any incapacity, disability or lack of authority of the Customers or of any of the directors, officers, partners or agents thereof, (c) that the Customers may not be a legal entity or that a Liability may not be enforceable or (d) any invalidity, irregularity, defect or infirmity in the borrowing or obtaining of such moneys, advances, renewals or credits. In addition to the obligations of the undersigned as guarantor, the undersigned shall also be liable to the Bank hereunder as a principal, primary and direct obliger in respect of the Liabilities. The undersigned shall reimburse the Bank for all costs and expenses (including, without limitation, the fees and disbursements of its counsel) incurred by the Bank in collecting or compromising any of the Liabilities, in realizing upon any collateral security for the Liabilities and in enforcing this Guaranty or any other guaranty of the Liabilities.

     7. This Guaranty is in addition to and not in substitution for (a) any other guaranty, by whomsoever given, at any time held by the Bank and (b) any present or future obligation to the Bank, incurred otherwise than under a guaranty, of the undersigned or of any other obligor.

     8. For the purpose of securing the undersigned's liability (contingent or otherwise) under this Guaranty, the undersigned hereby grants to the Bank and any affiliate of the Bank a continuing and perfected lien upon and security interest in (a) all moneys, securities and other property of the undersigned, and the proceeds thereof, now or hereafter held or received by the Bank, whether for safekeeping, custody, pledge, transmission, collection or otherwise and (b) all deposit balances (general or special) and credits of the undersigned with the Bank. The undersigned hereby authorizes the Bank, in the event of a default by the undersigned hereunder, to proceed, directly and without prior notice, to the full extent of the liability of the undersigned hereunder, by right of set-off, banker's lien and by exercise of the rights of secured party or otherwise, against any properties and assets of the undersigned described in subparagraphs (a) and (b) of this paragraph 8. The undersigned authorizes the Bank to do all such acts and to execute all such documents in the name of the undersigned or in the name of the Bank as the Bank may, in its sole and absolute discretion, deem necessary to effectuate any of the foregoing.

     9. All payments hereunder with respect to any Liability shall be made to the Bank in the lawful currency in which such Liability is payable ("Primary Currency") and in immediately available funds. Without in any manner limiting the obligation of the undersigned contained in the preceding sentence, if any sum is paid to and received by the Bank hereunder in a currency other than the Primary Currency (such other currency being hereinafter referred to as the "Alternative Currency"), whether by judgment (and notwithstanding the rate of exchange actually applied in giving such judgment) or otherwise, the obligations of the undersigned hereunder shall nevertheless be discharged only to the extent of the net amount of Primary Currency that the Bank, in accordance with its normal banking procedures, is able to purchase with such amount of Alternative Currency to discharge such Liability in full; the obligations of the undersigned to the Bank shall not be discharged with respect to such difference, and any such undischarged amount will be due as a separate debt and shall not be affected by payment of or judgment being obtained for any other sums due hereunder.

     10. This Guaranty shall extend to and inure to the benefit of and be enforceable by the Bank and its successors and assigns. Every reference herein to the undersigned is a reference to and shall be construed as including and be binding upon the undersigned and the heirs, executors, administrators, legal representatives, successors and permitted assigns of the undersigned. The obligations of the undersigned hereunder may not be transferred or assigned without the prior written consent of the Bank. If the undersigned is a partnership, the agreements and obligations of the undersigned hereunder shall remain in full force and effect notwithstanding any changes in the individuals composing the partnership, and the term "undersigned" shall include any altered or successive partnerships, but the predecessor partnerships and their partners shall nevertheless continue to be bound hereunder.

     11. If the Guaranty is executed by more than one party, the obligations of each party hereunder shall be joint and several; provided, however, that this instrument shall be construed for all purposes as if a separate instrument of like tenor had been executed by each party. The obligations of the undersigned hereunder shall not in any way be changed, reduced or terminated as a result of
(a) any change or reduction in or termination of the obligation of any other guarantor of the Liabilities, (b) the death or loss or diminution of capacity of any other such guarantor or (c) the failure of any other person to execute this or any other guarantee of the Liabilities.

     12. The undersigned represents and warrants to the Bank that (a) the undersigned has the power and authority to execute, deliver and perform this Guaranty, (b) the execution, delivery and performance of this Guaranty has been duly authorized by all requisite corporate action (if applicable), (c) this Guaranty constitutes the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms and (d) the execution, delivery and performance of this Guaranty by the undersigned will not violate or conflict with or constitute a breach under any agreement, contract or other instrument to which the undersigned is a party or by which any of the property or assets of the undersigned are bound or, if a corporation, the certificate or incorporation and by-laws of the undersigned.

     13. The Bank shall not be obligated to exercise any right, power or privilege hereunder, and no failure to exercise and no delay in exercising, on the part of the Bank, any such right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on the undersigned shall be deemed to be a waiver of the right of the Bank to take further action without notice or demand as provided herein. No waiver shall be applicable except in the specific instance for which given, nor in any event shall any modification or waiver of any provision of this Guaranty and any agreement related hereto be effective unless in writing and signed on behalf of the Bank.

     14. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed therein. In connection with this Guaranty and the transactions contemplated hereby, the undersigned irrevocably submits to the non-exclusive jurisdiction of all Federal District Courts for the Southern District of New York and the courts of the State of New York and consents that any order, process or notice of motion or other application to any of said courts or a judge thereof may be served upon the undersigned within or without the court's jurisdiction by registered mail or by personal service, at the undersigned's last known address as reflected in the records of the Bank. The undersigned hereby unconditionally and irrevocably waives any objection to the jurisdiction of the aforesaid courts and any right to assert that any action, suit or proceeding brought in such courts was brought in an inconvenient forum. The undersigned further unconditionally and irrevocably waives any right to assert that it or any of its properties or assets is entitled to immunity of any sort from suit, execution or otherwise. Finally, the undersigned waives its rights to a trial by jury in all actions brought by or against the Bank relating to this Guaranty.

     15. Should any provision of this Guaranty be held or deemed to be illegal, invalid or unenforceable, the remaining provisions hereof shall not in any way be affected thereby.

     16. This Guaranty sets forth the complete agreement of the parties, supersedes all prior agreements and understandings, whether written or oral between the undersigned and the Bank with respect to the subject matter hereof, and may not be amended, altered or modified in any manner except by an instrument in writing executed by the Bank and the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty, or has caused this Guaranty to be executed by its duly authorized officer or partner, this __________ day of May 1994.






                                                JLM INDUSTRIES INC.


                                                /s/ Frank A. Musto
                                                -------------------------------
                                                By:  Frank A. Musto
                                                Title: V.P. & CFO


Address :


8675 Hidden River Pky
----------------------------
Tampa, FL  33637
----------------------------

                             SECRETARY'S CERTIFICATE
                                       AND
                              CORPORATE RESOLUTION




I, Michael J. Melina, Secretary of JLM INDUSTRIES INC., a Delaware corporation (the "Corporation") hereby certify that the following is a true extract from the minutes of a meeting of the Corporation's Board of Directors duly called and held on May 27, 1994 and is in full force and effect on the date hereof:

                 "RESOLVED, that in consideration for loans or other credit facilities made to Olefins Marketing Inc. or JLM International Inc. by Caisse Nationale de Credit Agricole, New York Branch (the "Bank") this corporation, acting through any one of its officers, is hereby authorized and directed to execute and deliver to the Bank the Guaranty in the form annexed hereto of all obligations incurred by Olefins Marketing Inc. or JLM International Inc. to the Bank which Guaranty is hereby approved in all respects by this Corporation."

       IN WITNESS WHEREOF, I have signed my name and affixed the corporate seal this 27th day of May 1994.



[SEAL]

                                                 /s/ Michael Melina
                                                 ------------------------------
                                                            Secretary